SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 28, 2009

Date of Report (Date of earliest event reported)

FBR Capital Markets Corporation

(Exact Name of Registrant as Specified in its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

;                                                                                                                                                              ;                            001-33518                                                    20-5164223

                                                                                                                                                                                                (Commission File Number)                 (IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209

(Address of Principal Executive Office) (Zip Code)

(703) 312-9500

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 28, 2009, FBR Capital Markets Corporation (the “Company”) announced the closing of the secondary offering of all of the remaining shares of Company common stock beneficially owned by the Company’s former majority owner, Arlington Asset Investment Corp. The closing included the exercise of the underwriters’ overallotment option in full.  The Company previously announced the pricing of the secondary offering on October 23, 2009.

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR Capital Markets Corporation
Date: October 28, 2009	By:	/s/ Bradley J. Wright Bradley J. Wright Executive Vice President and Chief Financial Officer